AGREEMENT FOR PURCHASE AND SALE


       This Agreement for Purchase and Sale (the "Agreement"), is made and entered as of January 23, 1998, by and between Black Warrior Wireline Corp., a Delaware corporation ("Black Warrior"), and St. James Capital Partners, L.P., a Delaware limited partnership, and its assigns or transferees pursuant to Section
5.5 ("Purchaser"), and sets forth the terms and conditions of the sale and purchase of an 8% Convertible Promissory Note in the original principal amount of up to $10,000,000, substantially in the form attached hereto as Exhibit A (the "Note"). For purposes of this Agreement, the term "Seller" is defined to mean Black Warrior and the Active Subsidiary (defined in Section 2.8 below).

       WHEREAS, Seller desires to issue and sell to Purchaser, and Purchaser desires to purchase and accept from Seller, the Note in the form of Exhibit A, on the terms and subject to the conditions set forth herein.

       WHEREAS, the obligations of Seller under the Note are secured by (i) that certain Borrower Security Agreement dated as of June 5, 1997, between Seller and Purchaser, as amended on October 10, 1997, and which is amended and modified pursuant to that certain Second Amendment and Ratification of Borrower Security Agreement substantially in the form attached hereto as Exhibit B-1 (the "Second Amendment of Borrower Security Agreement"), and (ii) that certain Subsidiary Security Agreement (herein so called) dated as of June 5, 1997, between the subsidiaries of Black Warrior and Purchaser, as amended on October 10, 1997, and which is hereby amended and modified pursuant to that certain Second Amendment and Ratification of Subsidiary Security Agreement, substantially in the form attached hereto as Exhibit B-2 (the "Second Amendment of Subsidiary Security Agreement"), and are guaranteed by that certain Subsidiary Guaranty dated as of June 5, 1997, by the subsidiaries of Black Warrior in favor of Purchaser, as amended on October 10, 1997, and which is amended and modified pursuant to that certain Second Amendment and Ratification of Subsidiary Guaranty substantially in the form attached hereto as Exhibit B-3 (the "Second Amendment of Subsidiary Guaranty").

       WHEREAS, Seller and Purchaser desire to make certain representations, warranties and agreements in connection with the purchase and sale of the Note contemplated hereby.

       WHEREAS, Seller desires to sell to Purchaser warrants ("Warrants") to purchase 20,000 shares of Seller's common stock, par value $0.0005 per share (the "Common Stock"), for each $100,000 advanced by Purchaser to Black Warrior pursuant to the Note, which Warrants shall have the terms and be subject to the conditions set forth in the form of Warrants attached hereto as Exhibit C.

       WHEREAS, Seller desires to grant to Purchaser certain registration rights in respect of the Common Stock that may be acquired on conversion of the Note and on the exercise of the Warrants, which registration rights shall have the terms and be subject to the conditions set forth in the Registration Rights Agreement dated as of June 5, 1997, as amended on October 10, 1997, and as amended and modified by that certain Amendment No. 2 to Registration Rights Agreement substantially in the form attached hereto as Exhibit D (the "Amendment No. 2 to Registration Rights Agreement").

       WHEREAS, this Agreement, the Note, the Second Amendment to Security Agreement, the Second Amendment to Subsidiary Security Agreement, the Second Amendment to Subsidiary Guaranty, the Warrants, and the Amendment No. 2 to
Registration Rights Agreement are collectively referred to herein as the "Transaction Documents".


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



       NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein, the parties agree as follows:

                                    ARTICLE I

                                PURCHASE AND SALE

       1.1 Purchase and Sale of the Note and the Warrants. Subject to the terms of this Agreement, Seller agrees to and does hereby issue, sell and deliver the Note and the Warrants to Purchaser at the Closing (as defined herein), and Purchaser agrees to and does hereby purchase and accept the Note and the Warrants from Seller.

       1.2 Consideration for Purchase of the Note. Subject to the terms of this Agreement, Purchaser hereby agrees to pay to Seller, by check or wire transfer to the account of Black Warrior, $10,000,000, as the consideration for the purchase of the Note (the "Note Consideration"). It is the intention of the parties that the Note Consideration shall be advanced in multiple advances, with $1,000,000 being paid at the time of the execution of the Asset Purchase Agreement (the "Phoenix Agreement") between Seller and Phoenix Drilling Services, Inc., and an additional $1,000,000 being paid on March 1, 1998 if the acquisition made the subject of the Phoenix Agreement has not been closed by such date. Interest under the Note shall accrue on amounts actually advanced.

       1.3 Consideration for Purchase of the Warrants. Subject to the terms of this Agreement, Purchaser hereby agrees to pay to Seller, by check or wire transfer to the account of Black Warrior, $100,000 (or $0.05 per share subject to the Warrants) as the consideration for the purchase of the Warrants (the "Warrant Consideration"; the Note Consideration and the Warrant Consideration are collectively referred to herein as the "Consideration"). It is the intention of the parties that the Warrant Consideration shall be paid in multiple payments with $10,000 being paid at Closing, and with $1,000 being paid for each additional $100,000 advanced by Purchaser to Seller hereunder.

       1.4 Origination Fee. Seller agrees to pay Purchaser at Closing a one-time origination fee in the amount of $125,000 (the "Origination Fee") for the payment of the Note Consideration.

       1.5 Subordination to Future Financing. Purchaser agrees to enter into subordination agreements with senior secured lenders that provide financing to Seller in an amount not to exceed $4,500,000 with respect to a term loan and $3,000,000 with respect to a revolving credit facility (in this section, the "Senior Lenders"), pursuant to which Purchaser would subordinate its security interests and rights to the security interests of the Senior Lenders. Such subordination agreements shall be on terms and conditions acceptable to all parties (including Purchaser, which agrees to negotiate in good faith with respect to the subordination agreement) at the time they are entered into. Such subordination agreements shall not obligate Purchaser to "stand still" for a period of time longer than 60 days after a default by Seller in its obligations to the Senior Lender(s).

       1.6 Future Financings. If Seller, at any time so long as the Note is outstanding, intends to issue or sell any shares of capital stock, debt securities or securities convertible into, exchangeable for or exercisable for shares of capital stock or debt securities (a "Financing"), Seller shall give Purchaser written notice (the "Offer") of its intent to engage in a Financing, specifying its basic terms and conditions. If Purchaser gives notice to Seller, specifying Purchaser's basic terms and conditions, of its intent to provide Financing on a basis materially similar to the proposal set forth in the Offer within five (5) business days after receipt of the Offer (a "Financing Notice"), then Seller shall be obligated to consummate the Financing only with Purchaser and Purchaser shall be obligated to provide the financing at the time committed by the third party whose commitment gave rise to the Offer. If Purchaser does not within five (5) business days after receipt of the Offer give to Seller a Financing Notice, Purchaser shall be deemed to have waived its rights to provide the Financing under this Section, and Seller may thereafter obtain such Financing from a third party or parties if such third party Financing is on the same basic terms and conditions as those set forth in the Offer. Any proposed Financing on terms materially different from those basic terms and conditions in the Offer deemed waived by Purchaser shall require a new Offer and compliance by Seller with the provisions of this Section. Notwithstanding the foregoing, Seller shall not be required to comply with this Section in connection with: (i) the issuance and sale of Common Stock or convertible securities in connection with any employee stock option plan, arrangement or agreement now or hereafter in effect; (ii) the issuance of capital stock of Seller upon exercise of the Warrants or otherwise issued to Purchaser or its assigns; (iii) the issuance of capital stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof or hereafter issued; (iv) a public offering of securities; (v) any loan from a regular commercial lending source; or (vi) any securities issued with the favorable vote of Purchaser's designee as a director of the Seller.

       1.7 Other Permitted Debt. Seller shall be permitted to incur indebtedness for borrowed money for the purchase or financing of equipment in the ordinary course of business, in an amount not to exceed $7,500,000.

       1.8 Future Advances. The Purchaser shall make additional advances of the Note Consideration and Warrant Consideration upon delivery by the Seller of the following:

              (a) a written request for such advance at the address for the Purchaser in Section 5.2 hereof, setting forth (i) the amount requested,
       (ii) the account to which such advance is to be funded, (iii) the date for which such advance is requested and (iv) the proposed use of the proceeds of such advance, which shall be satisfactory to Purchaser in its reasonable discretion;

              (b) a certificate of an officer of Seller certifying that, as of the date the advance is requested, no Event of Default hereunder has occurred, that Seller is in compliance with all covenants herein and that all of the representations and warranties set forth herein are true and correct as of such date;

              (c) a Warrant in favor of Seller, executed by Purchaser, for a number of shares equal of Common Stock equal to 20,000 shares times the multiple of $100,000 represented by the requested advance;

              (d) such security documents respecting the assets of the Seller or its Active Subsidiary as may be reasonably requested by Purchaser;

              (e) such other documents, certificates, agreements or instruments as may be reasonably requested by Purchaser in connection with any or all of the foregoing; and

              (f) payment by Seller of any and all expenses or other amount due and owing to Purchaser.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER


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




       Seller represents and warrants to Purchaser that each of the following statements (i) are true and correct on the date hereof and (ii) will be true and correct in all material respects on the date each advance of the Note Consideration is made:

       2.1 Organization, Standing and Qualification. Each of Black Warrior and the Active Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of Black Warrior and the Active Subsidiary is licensed and qualified to do business as a foreign corporation in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification or license necessary.

       2.2 Authority; No Defaults. Each of Black Warrior and the Active Subsidiary has all requisite corporate power and authority to enter into the Transaction Documents and to consummate the transactions contemplated thereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Seller. The Transaction Documents have been executed and delivered by Seller and constitute the valid and binding obligation of Seller, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery of the Transaction Documents do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default or event of default (or event which, with notice or lapse of time or both, would constitute a default or event of default) under, any provision of any charter, bylaw, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, ordinance or regulation, or any restriction to which any property of Seller is subject or by which Seller is bound, the effect of which would be materially adverse to Seller. Seller is not, nor does Seller have knowledge that it is alleged to be, in material violation or default of any applicable law, statute, order, rule or regulation promulgated or judgment entered by any court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign (a "Governmental Entity"), relating to or affecting the operation, conduct or ownership of the property or business of Seller.

       2.3 Approvals. There is no legal impediment to the execution and delivery of the Transaction Documents by Seller or to the consummation of the transactions contemplated thereby, and no filing or registration with, or authorization, consent or approval of, a Governmental Entity, shareholders or any other third party is necessary for the consummation by Seller of the transactions contemplated thereby.

       2.4 Charter and Bylaws. Seller has furnished to Purchaser true and complete copies of its charter and bylaws, each as amended to date and as presently in effect.

       2.5 SEC Documents.

              (a) Seller has made all filings with the Securities and Exchange Commission ("SEC") that it has been required to make under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 1994. Seller has provided to Purchaser true, complete and correct copies of Seller's annual report on Form 10-K ("Seller's Form 10-K") for the fiscal year ended

       December 31, 1996, together with all amendments thereto, Seller's quarterly report on Form 10-Q for the fiscal quarters ended June 30, 1997 and September 30, 1997, together with all amendments thereto, and any and all filings with the SEC made by Seller (including all requested exhibits to such filings) since the filing of said Form 10-K (all such documents that have been filed with the SEC, as amended, are referred to as the "Seller SEC Documents"). As of their respective dates, and except as amended, Seller SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of Seller SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (b) The financial statements of Seller included in the Seller SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q) and fairly present (subject, in the case of the unaudited statements, to normal recurring audit adjustments) the consolidated financial position of Seller as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. Since September 30, 1997, (i) there have been no material adverse changes in Seller's business, operations or financial condition and (ii) Seller's operations have been conducted in the ordinary course of business except as disclosed in writing to Purchaser.

       2.6 Litigation. Except as set forth on Schedule 2.6, as of the date of this Agreement, there is no suit, action, proceeding or investigation pending or, to the best knowledge of Seller, threatened against or affecting Seller, nor is there any outstanding judgment, order, writ, injunction or decree against Seller, which judgment would have a material adverse effect on Seller. Seller is not subject to any court order, writ, injunction, decree, settlement agreement or judgment that contains or orders any on-going obligations, whether prohibitory or mandatory in nature, the performance of which would have a material adverse effect on Seller.

       2.7 Capitalization. Black Warrior has authorized capital stock of (a) 12,500,000 shares of Common Stock of which, as of the date hereof, there are 2,964,785 shares issued and outstanding, and (b) 2,500,000 shares of preferred stock of which, as of the date hereof, there are no shares issued and outstanding . All of the issued and outstanding shares of Common Stock were duly and validly issued and are fully paid and non-assessable. None of the outstanding shares of Common Stock has been issued in violation of any preemptive rights of the current or past stockholders of Seller. As of the date hereof, Black Warrior has reserved for issuance (i) an aggregate of 760,000 shares of Common Stock issuable on issuance of stock options to employees, officers, directors and other persons, and the Board of Directors of Black Warrior has approved amendments to the plans in respect of such options to increase the shares available thereunder to an aggregate of 1,260,000 shares of Common Stock, subject to the approval of the shareholders of Black Warrior, and
(ii) an aggregate of 1,707,250 shares of Common Stock issuable on the exercise of outstanding warrants, options, or of convertible securities other than those listed in (i) above. Except as set forth on Schedule 2.7 or described above in
(i) and (ii), there are no outstanding options, warrants or rights to subscribe for, or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of Black Warrior or contracts, commitments, understandings or arrangements by which Black Warrior is or may be obligated to issue additional shares of its capital stock or options, warrants, or rights to purchase or acquire any additional shares of its capital stock. All of the Common Stock issued on the exercise of the Warrants will be fully paid, non-assessable and free and clear of any

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



Encumbrances. As used in this Agreement, the term "Encumbrance" means and includes (i) any security interest, mortgage, deed of trust, lien, charge, pledge, proxy, adverse claim, equity, power of attorney, or restriction of any kind, including but not limited to, any restriction or servitude on the use, transfer, receipt of income, or other exercise of any attributes of ownership, and (ii) any Uniform Commercial Code financing statement or other public filing, notice or record that by its terms purports to evidence or notify interested parties of any of the matters referred to in clause (i) that has not been terminated or released by another proper public filing, notice or record.

       2.8 Subsidiaries. Schedule 2.8 sets forth the only active subsidiary of Seller, including state or country of organization and address of its principal executive offices ("Active Subsidiary"). For purposes of this Agreement and the other agreements contemplated hereby, the Active Subsidiary is the only "subsidiary" of Seller. Schedule 2.8 also discloses four inactive corporations and/or limited partnerships owned by Seller (the "Inactive Organizations"), all four of which are at this time inactive, defunct, and have no value. No representation, warranty, financial standard or other provision of this Agreement, or any agreement contemplated hereby, shall be deemed violated by virtue of the fact that any of the Inactive Organizations do not meet said representation, warranty, financial standard or other provision. However, if any Inactive Organization begins to conduct any business (other than activities to "wind down" such organization) such Inactive Organization shall be considered an Active Subsidiary (and cease to be an Inactive Organization) from that point forward. The Active Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and authority to own, to lease or to operate its properties and to carry on its business as it is now being conducted and is duly qualified or licensed to do business in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification or license necessary, unless the failure to be so licensed or qualified would not have a material, adverse effect on Seller. Except as set forth in Schedule 2.8, all outstanding shares of capital stock of the Active Subsidiary were duly and validly issued and are fully paid, nonassessable and owned by Seller or a subsidiary of Seller, free and clear of all Encumbrances. There are no options, warrants or other rights, agreements or commitments (including preemptive rights) obligating Seller or the Active Subsidiary to issue, to sell or to transfer any shares of capital stock or other securities of the Active Subsidiary. There are 151 shares of capital stock of Active Subsidiary issued and outstanding, all of which has been pledged to Purchaser.

       2.9 Liabilities. Except as set forth in Schedule 2.9, Seller has no liabilities or obligations, either accrued, absolute, contingent, or otherwise that have a material adverse effect on the value or business of Seller, and Seller has no knowledge of any potential liability that it reasonably believes would likely result in a material adverse effect on the value or business of Seller, other than those (a) reflected or reserved against in the balance sheets reported on Seller's Form 10-Q for the fiscal quarter ended September 30, 1997, or (b) incurred in the ordinary course of business since September 30, 1997.

       2.10 Licenses, Permits, Authorizations, Etc. Seller holds all approvals, authorizations, consents, licenses, orders, franchises, rights, registrations and permits of any type required to operate its business as presently conducted. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any revocation, cancellation, suspension or modification of any such approval, authorization, consent license, order, franchise, right, registration or permit.

       2.11 Title to Assets; Encumbrances. Except as set forth in Schedule 2.11:

            (a) Seller has good and indefeasible title to its assets, whether real, personal or

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



       intangible, free and clear of all Encumbrances except (i) liens for current taxes and assessments not yet due or being contested in good faith by appropriate proceedings, (ii) mechanic's liens arising under the operation of law for actions contested in good faith or for which payment arrangements have been made, (iii) liens granted or incurred by Seller in the ordinary course of its business or financing of equipment, office space, furniture and computers in the ordinary course of its business, and (iv) easements, rights of way, encroachments or other restrictions or matters affecting title which do not prevent the assets from being used for the purpose for which they are currently being used;

              (b) There are no parties in possession of any of the assets of Seller other than personal property held by third parties in the reasonable and ordinary course of business. Seller enjoys full, free and exclusive use and quiet enjoyment of its assets and its rights pertaining thereto. Seller enjoys peaceful and undisturbed possession under all leases under which it is a lessee, and all such leases are legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms.

       2.12 Taxes and Returns. Seller has filed all required tax returns and reports. Seller has paid all taxes, assessments and governmental charges and penalties which it has incurred, except such as are being or may be contested in good faith by appropriate proceedings. Seller is not delinquent in the payment of any tax, assessment or governmental charge. No deficiencies for any taxes have been proposed, asserted, or assessed against Seller, and no requests for waivers of the time to assess any such tax are pending. For the purposes of this Agreement, the term "tax" (including, with correlative meaning, the terms "taxes" and "taxable") shall include all federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts.

       2.13 Insurance. Each policy of property, fire and casualty, product liability, worker's compensation, professional liability and title insurance and other forms of insurance (except group, health and life policies) and each bond issued or posted by any person with respect to any operations or other activities of Seller is, to the knowledge of Seller, the legal, valid and binding obligation of the insurer or bond issuer, enforceable in accordance with its terms, and is in an amount and provides for coverage as is customary in the ordinary business practices of Seller's industry.

       2.14 Patents, Trademarks, Etc. Seller has no patents, trademarks, service marks, works of authorship, tradenames, brandnames or copyrights. Seller is not using, and does not have any plan to manufacture, use or sell anything which would violate or infringe on any patent or proprietary right (of which Seller is aware) of any other person, firm or corporation or which would require a license under any such patent or proprietary right. Seller has not received any communications alleging that Seller has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights, works of authorship or trade secrets or other proprietary rights in processes of any other person or entity.

       2.15 Material Contracts and Obligations. Attached hereto as Schedule 2.15 is a list of all material agreements of any nature to which Seller is a party or by which it or any of its properties is bound, including without limitation, the Master Service Agreement with the ten top customers (based on dollar volume) of Seller, all employment and consulting agreements, loan agreements, leases, purchase contracts, employee benefit, bonus, pension, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements. True and complete copies of such written agreements have been provided to Purchaser. All such agreements and contracts are valid, binding and in full force and effect. Seller is not in default on any of the agreements listed on Schedule 2.15.

       2.16 Compliance. Except as set forth on Schedule 2.16, Seller has complied in all material respects with all laws, and is not in violation of any charter or other corporate restrictions or any law, ordinance, requirement, regulation, judgment, injunction, award, decree, or other order applicable to its business. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which Seller is a party or by which it is bound, any provision of any state or federal judgment, decree, order, injunction, writ, statute, rule or regulation applicable to or binding upon Seller, which materially adversely affects or, in the future is reasonably likely to affect materially and adversely the business, prospects, condition, affairs or operations of Seller or any of its properties or assets. To the knowledge of Seller, no employee of Seller is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the employment of such employee with Seller.

       2.17 Employees. Seller has obtained employment agreements, some of which contain nondisclosure and assignment of invention provisions and non-competition provisions, with Seller from some employees and consultants of Seller whose employment responsibility requires access to confidential and proprietary information of Seller, in a form satisfactory to Purchaser. Seller has complied in all material respects with all applicable and material state and federal laws respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to employment, and there are no arrears in the payment of wages, or social security taxes.

       2.18 Transactions with Affiliates and Stockholders. Except as set forth on Schedule 2.18, no stockholder, officer, director or employee of Seller, nor any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), is presently a party to any transaction with Seller, including without limitation, any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to, any such person or entity.

       2.19 Use of Proceeds. Seller will not use the Consideration, except (a) to fund acquisitions (all subject to the Purchaser's prior review and approval) related to (i) the Phoenix Agreement and (ii) the proposed acquisition of, or of assets from, Performance Drilling Specialists, Inc., a Colorado corporation, Petro Wireline Services, a division of Nygren Investment Company, a New Mexico limited partnership, and Tiger Cased Hole Services, Inc., a California corporation, (b) to fund the 1998 company capital expenditure program and (c) to pay attorneys' fees and transactional costs in connection with this Agreement and all agreements contemplated hereby, as well as pursuant to that certain Agreement for Purchase and Sale dated June 5, 1997 and that certain Agreement for Purchase and Sale dated October 10, 1997. Seller shall not use the Consideration for any other purpose without the prior consent of Purchaser.

       2.20 Books and Records. The minute books of Seller furnished to counsel to Purchaser for review contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger and stock transfer records of Seller furnished by Liberty Transfer Company to counsel to Purchaser for review is complete and reflects all issuances, transfers of which Seller is aware, repurchases and cancellations of shares of capital stock of Seller.

       2.21 Stockholder Agreements. Except as set forth in Schedule 2.21 or as contemplated by this Agreement, there are no agreements, written or oral, which are (i) between Seller and any holder of its capital stock, or (ii) to the knowledge of Seller, among any persons holding five percent (5%) or more of Seller's capital stock, relating to the acquisition, disposition or voting of the capital stock of Seller.

       2.22 ERISA. Except as disclosed on Schedule 2.22, Seller has no employee benefit plans subject to the Employment Retirement Income Security Act of 1974.

       2.23 Accounts Receivable. All accounts receivable of Seller (including those reflected on the Balance Sheet or acquired on or prior to the Closing
Date) arose in the ordinary and usual course of business of Seller, represent valid obligations due to Seller and have been collected or are, to Seller's best knowledge, collectible in the ordinary and usual course of business of Seller in the aggregate recorded amounts thereof in accordance with their terms less in the case of accounts receivable reflected in the Financial Statements, all allowance for doubtful accounts marked therein, and in the case of accounts receivable thereafter, all allowances for doubtful accounts consistent with past practices of Seller.

       2.24 Hazardous Wastes and Substances. Neither the operations of Seller nor the use of its assets violates any applicable federal, state or local law, statute, ordinance, rule, regulation, memorandum of understanding, order or notice requirement pertaining to the collection, transportation, storage, treatment, discharge, release or disposal of hazardous or non-hazardous waste or substances, including without limitation (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C, ss.ss. 9601 et seq.), as amended from time to time on or before the Closing Date ("CERCLA") (including, without limitation, as amended pursuant to the Superfund Amendments and Reauthorization Act of 1986), and such regulations promulgated under CERCLA on or before the Closing Date, (ii) the Resources Conservation and Recovery Act of 1976 (42 U.S.C. ss.ss. 6901 et seq.), as amended from time to time ("RCRA") on or before the Closing Date, and such regulations promulgated under RCRA,
(iii) any applicable federal, state or local laws or regulations relating to the environment in effect on the Closing Date (collectively, the "Applicable Environmental Laws"). Except as disclosed on Schedule 2.24, none of the operations of Seller has ever been conducted nor have any of its assets been used in such a manner as to constitute a violation of any of the Applicable Environmental Laws. No notice has been served on Seller by any person or Governmental Entity regarding any existing, pending or threatened investigation or inquiry related to violations under any Applicable Environmental Law, or regarding any claims for corrective action, remedial obligations or contribution for removal costs or damages under any Applicable Environmental Law, or regarding the designation of Seller or any of its affiliates as a potentially responsible party for any facility under the Applicable Environmental Laws, nor does any fact or circumstance exist which, if disclosed publicly, would be reasonably likely to result in the service on Seller of any such notice. There has been no action taken, or omitted to be taken by Seller which has caused, or would be reasonably likely to cause, a "release" of any "hazardous substance" at any "facility," without limitation, within the meaning of such terms as defined in the Applicable Environmental Laws.

       2.25 Disclosures. Neither this Agreement nor any Exhibit or Schedule hereto, nor any certificate or other instrument furnished to Purchaser or its counsel by Seller in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III

                                    COVENANTS

       3.1 New Subsidiaries. Seller agrees that (i) any Inactive Organization which becomes an Active Subsidiary after the execution of this Agreement and
(ii) any other entity of which Seller obtains control (directly or indirectly) of more than 50% of the outstanding voting stock or equity interests shall execute a written agreement to be bound by that certain Subsidiary Security Agreement dated as of June 5, 1997, as amended on October 10, 1997, and on the date hereof, before the events set forth in (i) or (ii) above have occurred.

       3.2 Additional Security Interests. Seller agrees that if any Inactive Organization begins to conduct any business Seller shall pledge all of its interest in such Inactive Organization to secure the Notes by (i) executing a security agreement substantially in the form of that certain Borrower Security Agreement dated as of June 5, 1997, as amended on October 10, 1997, and on the date hereof and (ii) delivering all certificates representing the shares of stock being pledged, before such Inactive Organization commences doing business.

       3.3 Conversion of Note; Registration of Securities. The parties hereto recognize and acknowledge that Purchaser previously purchased from Seller that certain $2,000,000 9% Convertible Promissory Note dated June 5, 1997 and that certain $2,900,000 7% Convertible Promissory Note dated October 10, 1997 (together, the "Original Convertible Notes"). Purchaser hereby covenants and agrees to promptly convert the Original Convertible Notes pursuant to its terms, but only if and when (i) Seller has filed, no later than April 15, 1998, a registration statement covering the shares of Common Stock issuable upon (a) conversion of the Original Convertible Notes, (b) exercise of the Warrants dated as of June 5, 1997, to purchase 546,000 and 120,000 shares of Common stock, respectively, and the Warrants dated October 10, 1997, to purchase 725,000 Shares of Common Stock, (c) conversion of the Note and (d) exercise of the Warrants and (ii) such registration statement has been declared effective by the SEC.

                                   ARTICLE IV

                                   THE CLOSING

       4.1 Time and Place. Subject to the provisions of Section 1.2 herein, the closing of the purchase and sale of the Note and the Warrants (the "Closing") will take place on a date agreed to by the parties (the "Closing Date"), at the offices of Gardere Wynne Sewell & Riggs, L.L.P., unless another time and place are agreed to by the parties.

       4.2 Conditions to the Obligation of Seller. The obligation of Seller to effect the Closing is subject to Purchaser delivering, or causing to be delivered, to Seller at the Closing the Consideration.

       4.3 Conditions to the Obligation of Purchaser. The obligation of Purchaser to effect the Closing is subject to satisfactory completion of the Acquisition and payment by Seller of the Origination Fee. The obligation of Purchaser is further subject to Seller delivering, or causing to be delivered, to Purchaser at the Closing the following documents:

           4.3.1 copies, certified by the Secretary of State of Delaware as of a recent date, of the charter of Black Warrior and all amendments thereto and a certificate of an Officer of Black Warrior certifying that there have been no amendments to such charter since such date, and copies, certified by the Secretary of Active Subsidiary as of the Closing Date, of the charter of Active Subsidiary and all amendments thereto;

           4.3.2 copies, certified by the Secretary of each of Black Warrior and Active Subsidiary as of the Closing Date, of the bylaws of each of Black Warrior and Active Subsidiary, respectively, and all amendments thereto;

           4.3.3 copies, certified by a certificate of the Secretary of each of Black Warrior and Active Subsidiary as of the Closing Date, of resolutions duly adopted by the board of directors of each of Black Warrior and Active Subsidiary, respectively, authorizing the execution and delivery by each of Black Warrior and Active Subsidiary, respectively, of the Transaction Documents and all other agreements attached hereto as Exhibits or contemplated herein, the completion of the sale of the Note and Warrants and the taking of all such other corporate action as shall have been required as a condition to, or in connection with, the sale of the Note and Warrants;

           4.3.4 the Agreement;

           4.3.5 the Note;

           4.3.6 the Warrants;

           4.3.7 the Amendment No. 2 to Registration Rights Agreement;

           4.3.8 the Second Amendment of Security Agreement;

           4.3.9 the Second Amendment of Subsidiary Security Agreement;

           4.3.10 the Second Amendment of Subsidiary Guaranty;

           4.3.11 an opinion of William S. Clarke, P.A., counsel to Seller, in form and substance acceptable to Purchaser and addressing the matters set forth in Sections 2.1, 2.2, 2.3, 2.7 and 2.8;

           4.3.12 a certificate of an Officer of each of Black Warrior and Active Subsidiary to the effect that the representations and warranties of each of Black Warrior and Active Subsidiary, respectively, herein contained shall be true as of and at the Closing Date with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; and further to the effect that each of Black Warrior and Active Subsidiary shall have performed and complied with all covenants required by this Agreement to be performed or complied with by each before the Closing Date; and

           4.3.13 a letter in favor of Purchaser's lender, in the form of that attached hereto as Exhibit F.

                                    ARTICLE V
                               GENERAL PROVISIONS

       5.1  Survival  of   Representations,   Warranties  and  Agreements.   The
representations, warranties and agreements contained in this Agreement shall survive the Closing.

       5.2 Notices. All notices or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of such other person as may be designated by either party hereto in writing.

         (a)      If to Seller:             Black Warrior Wireline Corp.
                                            3748 Highway #45 North
                                            Columbus, Mississippi  39701
                                            Attn:  William L. Jenkins

         (b)      If to Purchaser:  St. James Capital Partners, L.P.
                                            c/o St. James Capital Corp.
                                            1980 Post Oak Boulevard, Suite 2030
                                            Houston, Texas 77056
                                            Attn: John L. Thompson

       5.3 Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, provided, however, this Section 5.3 is not intended to supersede or replace that certain Agreement for Purchase and Sale dated June 5, 1997 or that certain Agreement for Purchase and Sale dated October 10, 1997 (ii) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and is not intended to confer upon any other person any rights or remedies hereunder, (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware and
(iv) may be executed in two or more counterparts which together shall constitute a single agreement.

       5.4 Publicity. Seller and Purchaser promptly shall advise and cooperate with the other prior to issuing, or permitting any of its directors, officers, employees or agents to issue, any press release with respect to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, without the prior consent of Purchaser, neither Seller nor any of its directors, officers, employees or agents shall issue any press release which includes the name of Purchaser or any of Purchaser's affiliates.

       5.5 Assignment.

           (a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by Seller (whether by operation of law or otherwise) without the prior written consent of the Purchaser.

           (b) Purchaser may assign its rights and obligations hereunder, under the Note, the Warrants or any other Transaction Document, to any other entity that is an affiliate of either Purchaser or the general partner of Purchaser, subject to the terms hereof and upon prior written notice to Seller. Each such assignee (an "Assignee") shall execute an Assignment and Acceptance substantially in the form of Exhibit E. Upon the execution of such Assignment and Acceptance by such Assignee, (i) the Assignee shall be a "Purchaser" hereunder and, to the extent provided in the Assignment and Acceptance, shall have the rights and obligations of a Purchaser hereunder, and (ii) the assigning Purchaser (an "Assignor") shall, to the extent provided in the Assignment and Acceptance, be released from its obligations hereunder.

           (c) An Assignor hereunder shall, if requested by the Assignee, deliver the Note and Warrants in favor of such Assignor to the Seller, and the Seller shall issue replacement Notes and Warrants in favor of the Assignor and the Assignee in the amounts and for such shares as are indicated in the Assignment and Acceptance. The replacement Warrants shall be issued for an exercise price per share equal to the exercise price set forth in the Warrants to be delivered to Seller under this Section 5.5(c).

       5.6 Schedules. All statements contained in any exhibit, schedule, appendix, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, are an integral part of this Agreement and shall be deemed representations and warranties hereunder.

       5.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which constitutes an original execution and, in the aggregate, constitute a single document.

       5.8 Expense Reimbursement. Seller will reimburse to Purchaser, within 10 days after Purchaser's presentation of an invoice therefor, all of Purchaser's direct costs relating to the negotiation, documentation and closing of the transactions contemplated by this Agreement, including without limitation the direct fees and expenses of counsel for Purchaser.

       5.9 Restrictions on Transfer.

           (a) Purchaser shall not transfer the Note except by the grant of a security interest to its lender or lenders, or as provided by Section 5.5 hereof. As between Purchaser and its lender or lenders, the Note is transferrable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person. Any lender to which Holder grants a security interest in the Note shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring the Note into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

           (b) Purchaser shall not transfer the Warrants or any new warrants described in Section 1.4 of this Agreement except to the partners of Purchaser.

       5.10 Expenses of Dispute Resolution. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled.

                             SELLER'S SIGNATURE PAGE

       IN WITNESS WHEREOF, Seller has signed this Agreement as of the date first written above.


                                          BLACK WARRIOR WIRELINE CORP.


                                          By:
                                             -----------------------------------
                                                William L. Jenkins, President

                           PURCHASER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, Purchaser has signed this Agreement as of the date first written above.


                                          ST. JAMES CAPITAL PARTNERS, L.P.

                                          By:      St. James Capital Corp., its
                                                   General Partner


                                          By:
                                             -----------------------------------
                                                   John Thompson, President